UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2017

BOSTON OMAHA CORPORATION (formerly known as REO PLUS, INC.)

(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

(Address and telephone number of principal executive offices, including zip code)

292 Newbury Street, Suite 333

Boston, Massachusetts 02115

(857) 256-0079

(Former name or address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 13, 2017, we amended our management incentive bonus plan, to clarify that the definition of “Adjusted Stockholders’ Equity,” upon which the calculation of awards under the management incentive bonus plan is based, excludes changes in stockholders’ equity resulting from issuances of equity or derivative securities by the company.

The description of the Amendment to Management Incentive Bonus Plan is qualified in its entirety by reference to the full text of the Amendment to Management Incentive Bonus Plan, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On June 12, 2017, we approved the election of Vishnu Srinivasan as a director to fill the vacancy on our Board of Directors, to be effective upon the commencement of trading of our Class A common stock on the NASDAQ Capital Market. Upon his election to the Board of Directors, Mr. Srinivasan will serve on our audit and risk committee, our nominating and corporate governance committee and our compensation committee. This action was taken by means of an action by unanimous written consent of our Board of Directors in lieu of a special meeting.

Mr. Srinivasan, age 38, is currently a Director at Ganesh Investments, L.L.C., focused on public and private equity investments, and has served there since November 2012. Ganesh Investments provides investment advisory services to members of the Pritzker family and their charitable foundations. Previously, Mr. Srinivasan was an Analyst at Alyeska Investment Group, a long/short hedge fund, from November 2009 to October 2012, and a Principal at Berkshire Partners, a private equity fund, where he held various roles from August 2002 until October 2009. Mr. Srinivasan graduated summa cum laude from the Wharton School at the University of Pennsylvania with a degree in economics. Mr. Srinivasan also received an MBA from Harvard Business School.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Exhibit Title

10.1	Amendment to Management Incentive Bonus Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION (Registrant)

By:	/s/ Alex B. Rozek
Alex B. Rozek, Co-Chief Executive Officer

Date: June 13, 2017

3